SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                                TIAA-CREF LIFE FUNDS
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[TIAA CREF LOGO]  730 Third Avenue
                  New York NY 10017-3206

TIAA-CREF LIFE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 15, 2003

This notice is being given to the owners of the variable annuity and variable life contracts (the "variable contracts") issued by TIAA-CREF Life Insurance Company ("TIAA-CREF Life"). As an owner of a variable contract, you are entitled to give voting instructions in connection with shareholders meetings of the TIAA-CREF Life Funds, the funds underlying the variable investment accounts of TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 established by TIAA-CREF Life (the "Separate Accounts").

The TIAA-CREF Life Funds (the "Funds") will hold a special meeting of shareholders at 730 Third Avenue, New York, New York, on December 15, 2003, at 3:30 p.m. on the 17th Floor. The meeting agenda is:

     1. To elect two new trustees of the Funds to serve until their successors are elected and qualified; and

     2. To address any other business that may properly come before the meeting.

The Separate Accounts and Teachers Insurance and Annuity Association of America ("TIAA") are the only shareholders of the Funds. However, the Separate Accounts hereby are soliciting and agreeing to vote its shares of the Funds at the special meeting according to timely instructions received from owners of the variable contracts who have amounts allocated to the Separate Accounts' variable investment accounts that are invested in such shares.

As a variable contract owner of record as of October 31, 2003, you have the right to instruct TIAA-CREF Life how to vote its shares of the Funds attributable to your variable contract. To assist you in giving your instructions, we have enclosed a voting instruction form reflecting the number of shares of the Funds for which you are entitled to give voting instructions. In addition, a proxy statement is attached to this notice describing the matters to be voted on at the special meeting and any adjournments of that meeting.

                                       By order of the Board of Trustees,

                                       /s/ E. Laverne Jones

                                       E. Laverne Jones
                                       Secretary

Please vote as soon as possible before the special meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed voting instruction form.

November 10, 2003

TIAA-CREF LIFE FUNDS

Proxy Statement for Special Meeting
to be Held on December 15, 2003

This proxy statement has been sent on behalf of the TIAA-CREF Life Funds (the "Funds") by TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 (the "Separate Accounts"), separate accounts of TIAA-CREF Life Insurance Company ("TIAA-CREF Life"), to the owners of the variable annuity and variable life contracts (the "variable contracts") issued by TIAA-CREF Life.

This proxy statement has been sent to you to ask for your voting instructions for use at a special meeting of shareholders of the Funds to elect two new trustees of the Funds. The special meeting is being held on December 15, 2003, at 3:30 p.m. at 730 Third Avenue, New York, New York. The proxy statement and voting instruction form were mailed starting on or about November 10, 2003.

How Do I Provide My Instructions?
Please follow the voting instructions on the enclosed instruction card.

Can I Cancel or Change My Instruction?
You can change or cancel your instructions at any time up until December 15, 2003 at 12:00 noon (eastern time). You can do this by executing and returning a later-dated voting instruction form or sending new instructions through the Internet.

How Does The Voting and Instruction Process Work?
The Separate Accounts and Teachers Insurance and Annuity Association of America ("TIAA") are the only shareholders of the Funds. The Separate Accounts will vote their interests in the Funds at the special meeting according to the timely instructions received from the owners of the variable contracts who have amounts allocated to the Separate Accounts' investment accounts that are invested in the Funds.

The number of votes for which a variable contract owner may give voting instructions is equal to the dollar amount of the holdings in the investment account of the Separate Accounts attributable to such variable contract owner as of October 31, 2003. We will count fractional votes.

The Separate Accounts will vote holdings attributable to the variable contracts for which no voting instructions are received in the same proportion (for, against, or abstain) as the voting instructions received on all outstanding contracts. If a voting instruction form is received that does not specify a choice, the Separate Accounts will vote FOR the election of the two nominees for trustee. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the Separate Accounts will vote using its own best judgment.

Who May Vote at the Meeting; How Many Votes Do Shareholders Get? At the special meeting, the shareholders of each of the TIAA-CREF Life Funds (i.e., Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond and Money Market), voting together, will be entitled to elect the trustees.

Each entity having voting rights on October 31, 2003, may vote at the meeting. We will count fractional votes. Set forth below are the percentages of total outstanding shares of each of the TIAA-CREF Life Funds held by the Separate Accounts and TIAA on October 20, 2003:

                                                   % Held by         % Held by
                                Number of          TIAA-CREF         TIAA-CREF
                               Outstanding       Life Separate     Life Separate     % Held
Fund                             Shares           Account VA-1     Account VLI-1     by TIAA
=============================================================================================
Stock Index                 4,463,053.107             99.97%            0.03%              0%
---------------------------------------------------------------------------------------------
Growth Equity               2,258,145.060             99.95%            0.05%              0%
---------------------------------------------------------------------------------------------
Growth & Income             2,301,095.420             70.92%            0.08%          29.00%
---------------------------------------------------------------------------------------------
International Equity        3,104,759.064             37.34%            0.01%          62.65%
---------------------------------------------------------------------------------------------
Social Choice Equity        1,277,144.883             44.67%            0.02%          55.31%
---------------------------------------------------------------------------------------------
Large-Cap Value               890,565.661             13.72%               0%          86.28%
---------------------------------------------------------------------------------------------
Small-Cap Equity              948,406.421             27.98%               0%          72.02%
---------------------------------------------------------------------------------------------
Real Estate Securities      1,046,719.259             34.61%               0%          65.39%
---------------------------------------------------------------------------------------------
Bond                        2,003,400.501               .17%               0%          99.83%
---------------------------------------------------------------------------------------------
Money Market               20,109,927.460               .55%               0%          99.45%
---------------------------------------------------------------------------------------------
Total                      38,403,216.836             28.50%            0.01%          71.49%
---------------------------------------------------------------------------------------------

The number of the Funds' shares attributable to you as a contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the applicable Fund.

How Many Votes Are Needed for a Quorum or to Pass a Vote?
We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees vote will be decided by a plurality of the eligible votes present in person or represented by proxy. No votes are cast by brokers.

I. ELECTION OF TRUSTEES

Under law, the Board of Trustees (the "Board") cannot fill a vacancy on the Board if, in doing so, less than two-thirds of the Trustees would have been elected by shareholders. We are holding this meeting in order to ensure that a sufficient number of Trustees have been elected by shareholders so that the Board may fill future vacancies. At the special meetings of the shareholders of the TIAA-CREF Life Funds, you will be asked to elect the two nominees as members of each board to serve until their successors are elected and qualified.

Below is information about the nominees. In addition to the information listed, each of the nominees either serve on the board of trustees or currently are nominees to serve as trustees of the College Retirement Equities Fund ("CREF"), TIAA Separate Account VA-1, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.

NOMINEES FOR BOARDS OF TRUSTEES

[PHOTO] Willard T. Carleton, 69, has been the Donald R. Diamond Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since July 2001. From July 1999 to June 2001 he was the Donald R. Diamond Professor of Finance, and from 1984 to June 1999 he was the Karl L. Eller Professor of Finance at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. He served as a trustee of CREF from 1980 to 1984 and as a trustee of TIAA from 1984 to August 2003.

[PHOTO] Bridget A. Macaskill, 55, is former Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc and Prudential plc, and on the International Advisory Board of the British-American Business Council (BABC). She received a B.Sc with honors from the University of Edinburgh.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast their votes for a substitute at their discretion.

CONTINUING MEMBERS OF THE BOARD OF TRUSTEES

[PHOTO] Martin J. Gruber, 66, has been Nomura Professor of Finance at the New York University Stern School of Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. He served as a trustee of TIAA from 1996 to 2000. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Scudder Investments (New York) Funds, the Japan Equity Fund, Inc., the Singapore Equity Fund, Inc., and the Thai Equity Fund, Inc. He received an S.B. from the Massachusetts Institute of Technology and an M.B.A. and Ph. D. from the Columbia University Graduate School of Business.

[PHOTO] Nancy L. Jacob, 60, is president and managing principal of Windermere Investment Associates. She was previously chairman and chief executive officer of CTC Consulting, Inc. and executive vice president, U.S. Trust of the Pacific Northwest. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine.

[PHOTO] Bevis Longstreth, 69, is a retired partner of the law firm of Debevoise & Plimpton. Until 1994, he was a partner of the same firm, and thereafter he was of counsel to that firm. Mr. Longstreth has served as a commissioner of the U.S. Securities and Exchange Commission, and as an adjunct professor at Columbia University School of Law. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund and chairman of the investment committee of the Nathan Cummings Foundation. He serves as a trustee of the New School University and a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University.

CONTINUING MEMBERS OF THE BOARD OF TRUSTEES continued

[PHOTO] Stephen A. Ross, 59, has been the Franco Modigliani Professor of Finance and Economics at the Sloan School of Management at the Massachusetts Institute of Technology since July 1998. He was previously the Sterling Professor of Economics and Finance at the Yale School of Management at Yale University. Dr. Ross is also co-chairman of Roll & Ross Asset Management Corp., a director of Freddie Mac and Algorithmics, Incorporated, a trustee of the California Institute of Technology, and a principal of IV Capital, Ltd. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard University.

[PHOTO] Maceo K. Sloan, 54, has been the Chairman, President and CEO of Sloan Financial Group, Inc. and Chairman and CEO of NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law.

[PHOTO] Robert W. Vishny, 44, is the Eric J. Gleacher Distinguished Service Professor of Finance at the University of Chicago Graduate School of Business where he has taught since 1985. He is also a founding partner of LSV Asset Management, an investment management firm. He is the former director of the program in corporate finance at the National Bureau of Economic Research. Dr. Vishny received an A.B. from The University of Michigan and a Ph.D. from the Massachusetts Institute of Technology.

In addition, it is anticipated that Martin L. Leibowitz will retire from the Board shortly after the meeting.

Current Trustees and Executive Officers of the Funds

The following table includes certain information about the Funds' current trustees and executive officers, including positions currently held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

DISINTERESTED TRUSTEES

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Trustee   Trustees
----------------------------------------------------------------------------------------------------------------------------
Willard T. Carleton        Trustee        Indefinite term.      Donald R. Diamond          53           None
Department of Finance                     Trustee since 2001.   Professor of Finance
and Real Estate                                                 Emeritus, University of
College of Business and                                         Arizona, College of
Public Administration                                           Business and Public
University of Arizona                                           Administration. Formerly,
4915 Camino Antonio                                             Donald R. Diamond
Tucson, AZ 85718-6005                                           Professor of Finance,
Age: 69                                                         University of Arizona,
                                                                1999 - 2001, and
                                                                Karl L. Eller
                                                                Professor of
                                                                Finance,
                                                                University of
                                                                Arizona, 1984 -
                                                                1999. Trustee of
                                                                TIAA, 1984 -
                                                                2003.

Martin J. Gruber           Trustee        Indefinite term.      Nomura Professor of        53           Director,
New York University                       Trustee since 2001.   Finance, New York                       Scudder
Stern School of Business                                        University, Stern School                Investments
Henry Kaufman                                                   of Business. Formerly,                  (New York) Funds,
Management                                                      Chairman, Department                    Japan Equity
Education Center                                                of Finance, New York                    Fund, Inc., the
44 West 4th Street,                                             University, Stern School                Singapore Equity
Suite 988                                                       of Business, and Trustee                Fund, Inc. and
New York, NY 10012                                              of TIAA, 1996 - 2000.                   the Thai Equity
Age: 66                                                                                                 Fund, Inc.


DISINTERESTED TRUSTEES continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Trustee   Trustees
----------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob             Trustee        Indefinite term.      President and Managing     53           None
Windermere Investment                     Trustee since 2001.   Principal, Windermere
Associates                                                      Investment Associates.
121 S.W. Morrison Street                                        Formerly, Chairman and
Suite 925                                                       Chief Executive Officer,
Portland, OR 97204                                              CTC Consulting, Inc.,
Age: 60                                                         and Executive Vice
                                                                President, U.S. Trust of
                                                                the Pacific Northwest.

Bevis Longstreth           Trustee        Indefinite term.      Retired Partner,           53           Member of the
Debevoise & Plimpton                      Trustee since 2001.   Debevoise & Plimpton.                   Board of Directors
919 Third Avenue                                                Formerly, Partner and Of                of AMVESCAP,
New York, NY 10022-6225                                         Counsel, Debevoise &                    PLC and Chairman
Age: 69                                                         Plimpton, Adjunct                       of the Finance
                                                                Professor at Columbia                   Committee of
                                                                University School of                    the Rockefeller
                                                                Law and Commissioner                    Family Fund
                                                                of the U.S. Securities
                                                                and Exchange
                                                                Commission.

Bridget A. Macaskill       Nominee        N/A                   Formerly, Chairman and     N/A          Director,
160 E. 81st Street                                              Chief Executive Officer,                J Sainsbury plc
New York, NY 10028                                              Oppenheimer Funds,                      and Prudential plc
Age: 55                                                         Inc., 2000-2001. Chief
                                                                Executive Officer,
                                                                Oppenheimer Funds,
                                                                Inc., 1995-2000.

Stephen A. Ross            Trustee        Indefinite term.      Franco Modigliani          53           Director, Freddie
Sloan School of                           Trustee since 2001.   Professor of Finance                    Mac; Co-
Management                                                      and Economics, Sloan                    Chairman, Roll &
Massachusetts Institute of                                      School of Management,                   Ross Asset
Technology                                                      Massachusetts Institute                 Management
77 Massachusetts Avenue                                         of Technology, Co-                      Corp.; and
Cambridge, MA 02139                                             Chairman, Roll & Ross                   Principal, IV
Age: 59                                                         Asset Management                        Capital, Ltd.
                                                                Corp.
                                                                Formerly,
                                                                Sterling
                                                                Professor of
                                                                Economics and
                                                                Finance, Yale
                                                                School of
                                                                Management,
                                                                Yale
                                                                University.


DISINTERESTED TRUSTEES continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held  by
Name, Address and Age      Fund           Time Served           5 Years                    by Trustee   Trustees
----------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan             Trustee        Indefinite term.      Chairman, President        53           Director, SCANA
NCM Capital Management                    Trustee since 2001.   and Chief Executive                     Corporation and
Group, Inc.                                                     Officer, Sloan Financial                M&F Bancorp, Inc.
103 West Main Street,                                           Group, Inc., and
Suite 400                                                       Chairman and Chief
Durham, NC 27701-3638                                           Executive Officer, NCM
Age: 54                                                         Capital Management
                                                                Group, Inc., since 1991.

Robert W. Vishny           Trustee        Indefinite term.      Eric J. Gleacher           53           None
University of Chicago                     Trustee since 2001.   Distinguished Service
Graduate School of Business                                     Professor of Finance,
1101 East 58th Street                                           University of Chicago,
Chicago, IL 60637                                               Graduate School of
Age: 44                                                         Business. Founding
                                                                Partner, LSV Asset
                                                                Management.


INTERESTED TRUSTEES AND OFFICERS

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund       Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz(1),(2) Trustee,       Indefinite term       Chairman and Chief         53           Director,
TIAA-CREF                  Chairman       as Trustee            Investment Officer of                   Freddie Mac
730 Third Avenue           and Chief      since 2001            CREF, TIAA-CREF Mutual
New York, NY 10017-3206    Investment     Chairman and          Funds, TIAA-CREF
Age: 67                    Officer        Chief Investment      Institutional Mutual
                                          Officer since         Funds, TIAA-CREF
                                          2002.                 Life Funds and TIAA
                                          Indefinite term       Separate Account VA-1
                                          as officer.           (these funds are
                                                                collectively referred to
                                                                as the "TIAA-CREF
                                                                Funds"). Vice Chairman
                                                                and Chief Investment
                                                                Officer of TIAA. Member
                                                                of Board of Managers
                                                                and President of
                                                                TIAA-CREF Investment
                                                                Management, LLC
                                                                ("Investment
                                                                Management"). Director
                                                                and President of
                                                                Teachers Advisors, Inc.
                                                                ("Advisors"). Director
                                                                of TIAA-CREF Life
                                                                Insurance Company
                                                                ("TIAA-CREF Life").

Herbert M. Allison, Jr.(1) President      Indefinite term.      Chairman, President        N/A          Member of
TIAA-CREF                  and Chief      President and         and Chief Executive                     the Board of
730 Third Avenue           Executive      Chief Executive       Officer of TIAA.                        Directors of the
New York, NY 10017-3206    Officer        Officer since         President and Chief                     New York Stock
Age: 60                                   2002.                 Executive Officer of                    Exchange
                                                                the TIAA-CREF Funds.
                                                                Formerly, President and
                                                                Chief Executive Officer
                                                                of Alliance for LifeLong
                                                                Learning, Inc., 2000 -
                                                                2002. President, Chief
                                                                Operating Officer and
                                                                Member of the Board
                                                                of Directors of Merrill
                                                                Lynch & Co., Inc.,
                                                                1997 - 1999.


INTERESTED TRUSTEES AND OFFICERS continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
Richard J. Adamski(1)      Vice           Indefinite term.      Vice President and         N/A          N/A
TIAA-CREF                  President      Vice President        Treasurer of TIAA and
730 Third Avenue           and            and Treasurer         the TIAA-CREF Funds.
New York, NY 10017-3206    Treasurer      since 1988.           Vice President
Age: 62                                                         and Treasurer of
                                                                TIAA-CREF Investment
                                                                Management, LLC
                                                                ("Investment
                                                                Management"),
                                                                TIAA-CREF Individual
                                                                and Institutional
                                                                Services, Inc.
                                                                ("Services"), Teachers
                                                                Personal Investors
                                                                Services, Inc. ("TPIS"),
                                                                Advisors, TIAA-CREF
                                                                Life, and TIAA-CREF
                                                                Tuition Financing, Inc.
                                                                ("Tuition Financing").

Scott C. Evans(1)          Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President of TIAA and
730 Third Avenue           President      President             the TIAA-CREF Funds.
New York, NY 10017-3206                   since 1998.           Executive Vice President
Age: 44                                                         of Investment
                                                                Management and
                                                                Advisors and Director
                                                                of TIAA-CREF Life.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein(1)     Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President, Public
730 Third Avenue           President      President             Affairs, of TIAA and
New York, NY 10017-3206                   since 2003.           the TIAA-CREF Funds.
Age: 51                                                         Formerly, advisor for
                                                                McKinsey & Company,
                                                                2003; Vice
                                                                President, Corporate
                                                                Communications for
                                                                Dow Jones & Co. and
                                                                The Wall Street
                                                                Journal, 2001 -
                                                                2002; and Senior
                                                                Vice President and
                                                                Chief Communications
                                                                Officer for
                                                                Insurance
                                                                Information
                                                                Institute, 1993 -
                                                                2001.

E. Laverne Jones(1)        Vice           Indefinite term.      Vice President and         N/A          N/A
TIAA-CREF                  President      Vice President        Corporate Secretary
730 Third Avenue           and            and Corporate         of TIAA and the
New York, NY 10017-3206    Corporate      Secretary             TIAA-CREF Funds.
Age: 54                    Secretary      since 2001.

Susan S. Kozik(1)          Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President and
730 Third Avenue           President      President             Chief Technology
New York, NY 10017-3206                   since 2003.           Officer of TIAA and
Age: 46                                                         the TIAA-CREF Funds.
                                                                Formerly, Vice
                                                                President of IT
                                                                Operations and
                                                                Services, Lucent
                                                                Technologies, 2000 -
                                                                2003; and Senior
                                                                Vice President and
                                                                Chief Technology
                                                                Officer, Penn Mutual
                                                                Life Insurance
                                                                Company, 1997 -
                                                                2000.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
George W. Madison(1)       Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President and
730 Third Avenue           President      President             General Counsel of
New York, NY 10017-3206                   since 2003.           TIAA and the TIAA-CREF
Age: 50                                                         Funds. Formerly,
                                                                Executive Vice
                                                                President, Corporate
                                                                Secretary, and General
                                                                Counsel of Comerica
                                                                Incorporated.

Erwin W. Martens(1)        Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President, Risk
730 Third Avenue           President      President             Management, of TIAA
New York, NY 10017-3206                   since 2003.           and the TIAA-CREF
Age: 47                                                         Funds. Formerly,
                                                                Managing Director
                                                                and Chief Risk
                                                                Officer, Putnam
                                                                Investments, 1999 -
                                                                2003; and Head and
                                                                Deputy Head of
                                                                Global Market Risk
                                                                Management, 1997 -
                                                                1999.

Elizabeth A. Monrad(1)     Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President and
730 Third Avenue           President      President             Chief Financial Officer
New York, NY 10017-3206                   since 2003.           of TIAA and the
Age: 49                                                         TIAA-CREF Funds.
                                                                Formerly, Chief
                                                                Financial Officer
                                                                and Senior Vice
                                                                President of
                                                                GeneralCologne Re
                                                                (2000 - 2003), Vice
                                                                President, Corporate
                                                                Controller,
                                                                Corporate Treasurer
                                                                and Chief Financial
                                                                Officer of its North
                                                                American Reinsurance
                                                                Operations (1997 -
                                                                2000).

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
Frances Nolan(1)           Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President, Client
730 Third Avenue           President      President             Services, of TIAA and
New York, NY 10017-3206                   since 2001.           the TIAA-CREF Funds.
Age: 46                                                         Formerly, Vice President,
                                                                Retirement Services,
                                                                CREF and TIAA.

Dermot J. O'Brien(1)       Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President, Human
730 Third Avenue           President      President             Resources, of TIAA
New York, NY 10017-3206                   since 2003.           and the TIAA-CREF
Age: 37                                                         Funds. Formerly, First
                                                                Vice President and head
                                                                of Human Resources,
                                                                International Private
                                                                Client Division, Merrill
                                                                Lynch & Co., 1999 -
                                                                Feb. 2003; and Vice
                                                                President and Head of
                                                                Human Resources -
                                                                Japan Morgan Stanley,
                                                                1998 - 1999.

Bertram L. Scott(1)        Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President, Product
730 Third Avenue           President      President             Management, of TIAA
New York, NY 10017-3206                   since 2001.           and the TIAA-CREF
Age: 52                                                         Funds. Chairman of the
                                                                Board, President and
                                                                Chief Executive Officer
                                                                of TIAA-CREF Life.
                                                                Formerly, President and
                                                                Chief Executive Officer,
                                                                Horizon Mercy.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                           Positions(s)   Term of Office        Occupations(s)             Complex      Directorships
                           Held with      and Length of         During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served           5 Years                    by Member    Members
----------------------------------------------------------------------------------------------------------------------------
John A. Somers(1)          Executive      Indefinite term.      Executive Vice             N/A          N/A
TIAA-CREF                  Vice           Executive Vice        President of TIAA
730 Third Avenue           President      President             and the TIAA-CREF
New York, NY 10017-3206                   since 1998.           Funds. Executive Vice
Age: 59                                                         President of Investment
                                                                Management and
                                                                Advisors and Director
                                                                of TIAA-CREF Life.

(1) The following individuals are "interested persons" under the 1940 Act because they are officers of the Funds: Mses. Jones, Kozik, Monrad and Nolan; and Messrs. Adamski, Allison, Evans, Goldstein, Leibowitz, Madison, Martens, O'Brien, Scott and Somers.

(2) We anticipate that Mr. Leibowitz will retire from the Board shortly after this meeting.

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current trustees of the Funds in the Funds and in all registered investment companies in the same "family of investment companies" as the Funds as of October 20, 2003. The Funds' family of investment companies includes the Funds, TIAA Separate Account VA-1, CREF, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

DISINTERESTED TRUSTEES

                                                    Aggregate Dollar Range of Equity
                        Dollar Range of Equity      Securities in All Registered Investment
                        Securities in TIAA-CREF     Companies Overseen by Member in
Name                    Life Funds                  Family of Investment Companies
-------------------------------------------------------------------------------------------
Willard T. Carleton     None                        Over $100,000
--------------------------------------------------------------------------------------------
Martin J. Gruber        None                        Over $100,000
--------------------------------------------------------------------------------------------
Nancy L. Jacob          None                        Over $100,000
--------------------------------------------------------------------------------------------
Bevis Longstreth        None                        Over $100,000
--------------------------------------------------------------------------------------------
Stephen A. Ross         None                        Over $100,000
--------------------------------------------------------------------------------------------
Maceo K. Sloan          None                        $50,001 - $100,000
--------------------------------------------------------------------------------------------
Robert W. Vishny        None                        $50,001 - $100,000
--------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

                                                    Aggregate Dollar Range of Equity
                        Dollar Range of Equity      Securities in All Registered Investment
                        Securities in TIAA-CREF     Companies Overseen by Trustee in
Name                    Life Funds                  Family of Investment Companies
--------------------------------------------------------------------------------------------
Martin L. Leibowitz     None                        Over $100,000
--------------------------------------------------------------------------------------------

Trustee Compensation

The following table sets forth the compensation paid to the trustees for their service to the TIAA-CREF Life Funds' and the TIAA-CREF Fund Complex for the year ended December 31, 2002. Trustees who are active officers of the Funds do not receive any additional compensation for their services as trustees.

DISINTERESTED TRUSTEES

                                               (3)
                      (2)                      Pension or Retirement   (4)
(1)                   Aggregate Compensation   Benefits Accrued As     Total Compensation
Name of Person        TIAA-CREF Life Funds     Part of Fund Expenses   From Fund Complex
--------------------------------------------------------------------------------------------
Willard T. Carleton   N/A                      N/A                     N/A
--------------------------------------------------------------------------------------------
Martin J. Gruber      $122                     $64                     $66,500
--------------------------------------------------------------------------------------------
Nancy L. Jacob        $106                     $64                     $57,500
--------------------------------------------------------------------------------------------
Bevis Longstreth      $120(1)                  $64                     $65,000(1)
--------------------------------------------------------------------------------------------
Stephen A. Ross       $154(1)                  $64                     $83,500(1)
--------------------------------------------------------------------------------------------
Nestor V. Santiago    $111(1)                  $64                     $60,500(1)
--------------------------------------------------------------------------------------------
Maceo K. Sloan        $118                     $64                     $64,000
--------------------------------------------------------------------------------------------
Robert W. Vishny      $114                     $64                     $62,000
--------------------------------------------------------------------------------------------

(1) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferrals, a total of $2,028,279 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current trustees who had elected to defer their compensation.


TIAA-CREF Life Funds has a long-term compensation plan for non-employee trustees. Under this unfunded plan, in 2002 annual contributions equal to the amount of the basic annual trustee stipend were allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

Committees

The Board appoints certain committees with specific responsibilities for aspects of the Funds' operations. Currently, the Board has the following committees:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of the Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Dr. Jacob.

(2) A Finance Committee, which oversees the management of the Funds' investments subject to appropriate oversight by the full board. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Carleton, Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the Funds' shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the Funds, which nominates certain officers of the Funds and the standing committees of the board, and recommends candidates for election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

Meetings

During 2002, there were six meetings of the Board of Trustees. All current trustees attended at least 75% of the meetings of the Board of Trustees and the board committees on which they served.

II. THE INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to the Funds for the fiscal year ended December 31, 2002. At a meeting held on August 20, 2003, the Board of Trustees, including a majority of non-officer trustees, ratified the selection of Ernst & Young by the audit committee to serve as independent auditors for the Funds for the fiscal year ending December 31, 2003. Ernst & Young performs independent audits of the Funds' financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Funds, as a policy, do not engage Ernst & Young for management advisory or consulting services.

Representatives of Ernst & Young will be available at the special meeting to respond to questions.

Audit Fees

Ernst & Young's fees for professional services rendered for the audit of the Funds' annual financial statements for the years ended December 31, 2002 and December 31, 2001 were $143,640 and $70,875, respectively.

Tax Services

Ernst & Young fees for tax services rendered to the Funds for the years ended December 31, 2002 and December 31, 2001 were $31,839 and $20,499 respectively.

Other Fees

With respect to the Funds, Ernst & Young had no additional fees for the years ended December 31, 2002 and 2001.

Preapproval Policy

In June of 2003, the Audit Committee of the Funds' Board of Directors ("Audit Committee") adopted a Preapproval Policy for External Audit Firm Services ("Policy"). The Policy describes the types of services that may be provided by the independent auditor to the Funds without impairing the auditor's independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the funds' independent auditor in order to ensure that such services do not impair the auditor's independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Funds and certain of its subsidiaries and affiliates, including approving the terms of the engagement and
(ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by Ernst & Young for services rendered to the Funds and its adviser or affiliates of the adviser performing on-going services to the Funds including TIAA ("Service Providers") for the years ended December 31, 2002 and December 31, 2001 were $196,689 and $267,666, respectively.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities were $3,167,680 for the year ended December 31, 2002 and $2,020,000 for the year ended December 31, 2001. Ernst & Young's aggregate fees for audit-related services provided to TIAA and CREF and their affiliated entities were $159,000 for the year ended December 31, 2002 and $211,875 for the year ended December 31, 2001. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities were $212,625 for the year ended December 31, 2002 and $128,067 for the year ended December 31, 2001. Ernst & Young's aggregate fees for all other services provided to TIAA and CREF and their affiliated entities were $22,850 for the year ended December 31, 2002 and $0 for the year ended December 31, 2001.

III. ADDITIONAL INFORMATION

Beneficial Ownership

As of October 20, 2003: (1) none of the current trustees or nominees owned as much as 1% of the outstanding voting securities of any of the Funds or interests in the variable investment accounts of the Separate Account; and (2) the current trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any of the Funds or interests in the variable investment accounts of the Separate Accounts.

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (Teachers Advisors) manages the assets of the Funds. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

The Funds' shares are distributed by Teachers Personal Investors Services, Inc.
(TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National

Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. The Funds bears all expenses connected with soliciting proxies; the expenses are included in the expenses that are paid for from each Fund's net assets.

Proposals of Persons with Voting Rights

Any shareholder proposals to be included in the proxy statement for the Funds' next annual or special meeting must be received by the Funds within a reasonable period of time prior to that meeting. The Funds have no current plans to hold an annual or special meeting in 2004.

Annual Reports

If you would like to see the most recent semi-annual and annual reports for the Funds, you can use our on-line request form to order print versions electronically. Or, you can call 1 877 518-9161, or write to us at 730 Third Avenue, New York, New York 10017-3206.

                                      Notes

LIFE                                                              A30718 (11/03)

[TIAA CREF LOGO] P.O. Box 9132
                 Hingham, MA 02043-9132

***  CONTROL NUMBER: 999 999 999 999 99 ***

THREE EASY WAYS TO VOTE YOUR INSTRUCTION CARD.

To vote by Telephone
1) Read the Proxy Statement and have this Instruction Card at hand.
2) Call 1 888 221-0697.
3) Enter the 14-digit number below and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Website www.proxyweb.com/TIAA-CREF
3) Enter the 14-digit number below and follow the simple instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign and date the Instruction Card.
4) Return the Instruction Card in the envelope provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
                                                ------

TIAA-CREF LIFE FUNDS PROXY
SOLICITED BY THE BOARD OF TRUSTEES

By signing this Instruction Card, I hereby instruct Stephen A. Ross, E. Laverne Jones, and Stewart P. Greene, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions at a special meeting of shareholders to be held on December 15, 2003 at 3:30 p.m. (eastern time) at 730 Third Avenue, New York, New York and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.


                                      Date _______________________, 2003

                              --------------------------------------------------

                              --------------------------------------------------
                              Signature                        (Sign in the Box)

                              When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

                                                                      TC Life JL

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

Unless you have provided instructions to vote by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you provide instructions to vote by Internet or Phone, your instruction authorizes the proxies named on the front of your Instruction Card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or Instruction Card must be received by 12:00 noon (eastern time) on December 15, 2003. If you provide instructions to vote via the Internet or phone, please do NOT mail back your Instruction Card.

The Board of Trustees Recommends a Vote FOR the election of ALL Nominees.      FOR ALL     WITHHOLD     FOR ALL
                                                                                             ALL        EXCEPT*
                                                                                [  ]         [  ]         [  ]
1.  (01) Willard T. Carleton (02) Bridget A. Macaskill

    *(INSTRUCTION: To provide instructions to withhold your vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)

    -----------------------------------------------------------------


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                     TC Life JL

[TIAA CREF LOGO]          Internet Proxy Voting Service
                                Proxy Voting Form
                           TIAA-CREF Life Funds Proxy

By submitting this form online, I hereby instruct Stephen A. Ross, E. Laverne Jones, and Stewart P. Greene, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions at a special meeting of shareholders to be held on December 15, 2003 at 3:30 p.m. (eastern time) at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

          To review the election materials please click Proxy Statement

Proposal I.   The Board of Trustees Recommends a Vote FOR the election of ALL
              Nominees.

              [o] FOR all nominees  [o] WITHHOLD ALL

              [o] FOR all nominees (Except as indicated)

              (01) [_] Willard T. Carleton      (02) [_] Bridget A. Macaskill

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   To receive an optional email confirmation, enter your email address here:
                                  ___________
                                 [___________]

                 Press this button to [Submit] your Proxy Vote.

   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

                         MANAGEMENT INFORMATION SERVICES
                            TOUCH TONE VOTING SCRIPT
                             DIRECTOR PROPOSAL ONLY
                                 (888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"Please enter the last 4 digits of your social security number"
--------------------------------------------------------------------------------

When shareholder enters the last 4 digits of their social security number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.



                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been cast as follows (vote is given). If this is correct, press
1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003